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The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended March 31, 2010

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS


    PORTFOLIO	SPECIALIST MANAGER	SECURITY / ISSUER	UNDERWRITER

Fixed Income Opportunity	Seix Advisors	Autonation	Bank of America
Fixed Income Opportunity	Seix Advisors	Central Garden	JPMorgan Chase
Fixed Income Opportunity	Seix Advisors	Consol Energy 4/1/17	Bank of America
Fixed Income Opportunity	Seix Advisors	Consol Energy 4/1/20	Bank of America
Fixed Income Opportunity	Seix Advisors	Denbury	JPMorgan Chase
Fixed Income Opportunity	Seix Advisors	Hartford Group	Goldman Sachs
Fixed Income Opportunity	Seix Advisors	Hilcorp	Deutsche Bank
Fixed Income Opportunity	Seix Advisors	Jarden	Deutsche Bank
Fixed Income Opportunity	Seix Advisors	Manitowec	JPMorgan Chase
Fixed Income Opportunity	Seix Advisors	Martin Midstream	Wells Fargo
Fixed Income Opportunity	Seix Advisors	Masco Corp.	Citigroup
Fixed Income Opportunity	Seix Advisors	Media General	Bank of America
Fixed Income Opportunity	Seix Advisors	QVC 4/15/17	JPMorgan Chase
Fixed Income Opportunity	Seix Advisors	QVC 10/15/20	JPMorgan Chase
Fixed Income Opportunity	Seix Advisors	Qwest	Deutsche Bank
Fixed Income Opportunity	Seix Advisors	Treehouse Foods	Bank of America
Fixed Income Opportunity	Seix Advisors	Zayo Group	Morgan Stanley


                                                   % OF
                                                  TOTAL
                                               OFFERING IN
    AFFILIATED UNDERWRITER	DATE ACQUIRED	TOTAL ACQUIRED	% OF TOTAL
								OFFERING
								IN MANAGED
								PORTION	RECEIVED
									COPY
									FORM 10F-3?

SunTrust Robinson Humphrey	3/31/2010	$460,000	0.12%	Yes
SunTrust Robinson Humphrey	2/25/2010	$1,265,000	0.32%	Yes
Huntington Investment Company	3/25/2010	$1,600,000	0.11%	Yes
Huntington Investment Company	3/25/2010	$1,865,000	0.15%	Yes
SunTrust Robinson Humphrey	2/3/2010	$1,850,000	0.19%	Yes
SunTrust Robinson Humphrey	3/18/2010	$840,000	0.15%	Yes
SunTrust Robinson Humphrey	2/3/2010	$1,675,000	0.56%	Yes
SunTrust Robinson Humphrey	1/14/2010	$1,000,000	0.36%	Yes
SunTrust Robinson Humphrey	2/3/2010	$1,220,000	0.31%	Yes
SunTrust Robinson Humphrey	3/23/2010	$985,000	0.49%	Yes
SunTrust Robinson Humphrey	3/5/2010	$835,000	0.17%	Yes
SunTrust Robinson Humphrey	2/5/2010	$1,900,000	0.63%	Yes
SunTrust Robinson Humphrey	3/17/2010	$1,335,000	0.27%	Yes
SunTrust Robinson Humphrey	3/17/2010	$1,335,000	0.27%	Yes
SunTrust Robinson Humphrey	1/7/2010	$1,580,000	0.20%	Yes
SunTrust Robinson Humphrey	2/19/2010	$1,250,000	0.31%	Yes
SunTrust Robinson Humphrey	3/5/2010	$2,120,000	0.85%	Yes




The HC Capital Trust
Specialist Manager Compliance Checklist
For the Quarter ended June 30, 2010

PORTFOLIO	SPECIALIST MANAGER	SECURITY / ISSUER	UNDERWRITER

Fixed Income
Opportunity	Seix Advisors	Cablevision 4/15/18	JPMorgan Chase
Fixed Income
Opportunity	Seix Advisors	Cablevision 4/15/20	JPMorgan Chase
Fixed Income
Opportunity	Seix Advisors	Lamar	JPMorgan Chase
Fixed Income
Opportunity	Seix Advisors	Mylan 7/15/17	Goldman Sachs
Fixed Income
Opportunity	Seix Advisors	Mylan 7/15/20	Goldman Sachs
Fixed Income
Opportunity	Seix Advisors	Phillips Van Heusen	Barclays

Intermediate 			State of California	Morgan Stanley
Term
Municipal
Bond	Standish
	Mellon
	Asset
	Management
	Company LLC


                                                 % OF
                                                  TOTAL
                                               OFFERING IN
    AFFILIATED UNDERWRITER	DATE ACQUIRED	TOTAL ACQUIRED	% OF TOTAL
								OFFERING
								IN MANAGED
								PORTION	RECEIVED
									COPY
									FORM 10F-3?

SunTrust Robinson Humphrey	4/12/2010	$2,055,000	0.41%	Yes
SunTrust Robinson Humphrey	4/12/2010	$825,000	0.11%	Yes
SunTrust Robinson Humphrey	4/8/2010	$990,000	0.25%	Yes
SunTrust Robinson Humphrey	5/12/2010	$1,000,000	0.18%	Yes
SunTrust Robinson Humphrey	5/12/2010	$1,000,000	0.18%	Yes
SunTrust Robinson Humphrey	4/23/2010	$1,000,000	0.17%	Yes

Bank of New York Mellon Capital Markets	5/6/2010	$5,950,000	0.30%	Yes